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Slide 1

[Background image - map of the world]

WATERS

October 27, 2000

[Photograph of Waters Corporation headquarters in Milford, MA]


Slide 2

[Background image - map of the world]


CAUTIONARY STATEMENT

Certain statements contained in this presentation, including references to the Registrant's strategy and operating and financial profile, are forward-looking. These statements are subject to various risks and uncertainties, many of which are outside the control of the Registrant, including (i) changes in relevant portions of the analytical instrument marketplace as a result of economic or regulatory influences, (ii) general changes in the economy or marketplace including currency fluctuations, in particular with regard to the Eurocurrency,
(iii) changes in the competitive marketplace, including new products or pricing changes by the Registrant's competitors, (iv) the ability of the Registrant to generate increased sales and profitability from new product introductions, as well as additional risk factors set forth in the Registrant's Form 10-K for its fiscal year ended December 31, 1999. Actual results could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Registrant may make, whether because of these factors or for other reasons. The Registrant does not assume any obligations to update any forward-looking statement.




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Slide 3

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     OVERVIEW

     - Worldwide leader in three market segments, representing $4.0 billion of the $18 billion Analytical Instrument Industry

     - Experiencing strong growth from new product pipeline and accelerating market performance


     -    Rapidly growing market need for drug discovery and life science tools


     -    Strong financial performance


Slide 4

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[Picture of HPLC system]

     WATERS STRATEGY

     Focus on high value added laboratory analytical technologies

          -    Current Portfolio

               -    HPLC

               -    Mass Spectrometry

               -    Thermal Analysis




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Slide 5

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CURRENT SERVED MARKET

[Pie chart:

Life Science 70%
All Other 30%]


     -    Life Science (Drug Discovery, Drug Development & Quality Control)

          -    Genomics

          -    Proteomics

          -    High-Throughput Drug Discovery

          -    University & Government Component



Slide 6

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RECENT FINANCIAL PERFORMANCE

[Sales graph:

Sales ($ in Millions)

Compound Growth: 21%

1995 - $333
1996 - $391 (+17%)
1997 - $465 (+19%)
1998 - $619 (+33%)
1999 - $704 (+14%)]

[Sales graph:

Sales ($ in millions)

1999, 1st 9 months - $504
2000, 1st 9 months - $570 (+13%)]

[EPS graph:

EPS

Compound Growth: 38%

1995 - $0.25
1996 - $0.35 (+37%)
1997 - $0.48 (+39%)
1998 - $0.70 (+43%)
1999 - $0.92 (+32%)]

[EPS graph:

EPS

1999, 1st 9 months - $0.60
2000, 1st 9 months - $0.78 (+30%)]



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Slide 7

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1999 BUSINESS PORTFOLIO - APPROXIMATE MIX

[Pie chart:

HPLC 65%
Mass Spectrometry 25%
Thermal Analysis 10%]


Slide 8

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COMPETITIVE POSITION - 1999 TOTAL MARKET $4.0B (a)

[Pie chart:

HPLC Market Size - $2.5 Billion
Growth Rate - 8%

Waters 19%
Agilent 12%
Hitachi 5%
Dionex 5%
Shimadzu 6%
All Others 53%]

[Pie chart:

Mass Spectrometry Market Size - $1.0 Billion (b)
Growth Rate - 15%

Waters/Micromass 23%
Finnigan/Thermoquest 23%
PE/Sciex 20%
Agilent 9%
Shimadzu 5%
All Others 20%]

(a)   Based on Strategic Directions International with certain adjustments
(b)   w/o GC/MS


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Slide 9

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     GROWTH STRATEGY

     DRIVEN BY...

     -    Biopharmaceutical Investments

               -    Drug Discovery

               -    Genomics

               -    Proteomics

     -    New Products

     -    Regulatory Standards Worldwide (FDA, EPA, etc.)

     -    Emerging International Markets

     -    Pressure by Customers to Increase Productivity

     -    Acquisitions


Slide 10

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     GROWTH STRATEGY

     COMPETITIVE ADVANTAGES...

     -    Market Leading Position in HPLC, MS and TA

     -    Technology Leader

     -    Strong New Product Pipeline

     -    Worldwide Sales and Support

     -    Global Brands and Reputation



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Slide 11

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     GROWTH STRATEGY

     NEW PRODUCT INTRODUCTIONS...


               -    Alliance-Registered Trademark- HT System          1999

               -    CapLC-TM- System                                  1999

               -    Alliance-Registered Trademark- GPC2000 System     1999

               -    FractionLynx-TM- System                           1999

               -    XTerra-TM- Columns                                1999
HPLC
               -    ZMD LC/MS Platform                                1999

               -    Millennium32-Registered Trademark-Software        2000

               -    New Detectors                                     2000

               -    New Separations Chemistries                       2000


               -    Quattro Ultima-TM-                                1999

               -    LCT-TM- with MUX - technology-TM-                 1999

MS             -    Proteome-TM- Works System                         1999

               -    Q-Tof-TM- 2                                       1999

               -    Quadrupole, Q-Tof & MALDI-Tof Enhancements        2000





Slide 12

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     FUTURE GROWTH OPPORTUNITIES


     -    Proteomics

     -    Capillary Scale HPLC

     -    SNP Discovery and Genotyping




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Slide 13

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FINANCIAL REVIEW

[Picture of currencies around the world]










Slide 14


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SALES GROWTH IS STRONG ($ IN MILLIONS)

[Sales graph:

Sales

Compound Growth: 21%

Year ended 1995 - $333
Year ended 1996 - $391 (+17%)
Year ended 1997 - $465 (+19%)
Year ended 1998 - $619 (+33%)
Year ended 1999 - $704 (+14%)

1999, 1st 9 months - $504
2000, 1st 9 months - $570 (+13%)]



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Slide 15

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OPERATING INCOME GROWTH IS STRONGER ($ IN MILLIONS)

[Operating Income graph:

Compound Growth: 33%

Year ended 1995 - $56
Year ended 1996 - $71 (+27%)
Year ended 1997 - $93 (+30%)
Year ended 1998 - $136 (+47%)
Year ended 1999 - $177 (+29%)

1999, 1st 9 months - $118
2000, 1st 9 months - $144 (+22%)]





Slide 16

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OPERATING MARGINS INCREASING

[Operating Margins graph:

Operating Margin

Year ended 1995 - 16.9%
Year ended 1996 - 18.9%
Year ended 1997 - 19.9%
Year ended 1998 - 22.0%
Year ended 1999 - 25.0%

1999, 1st 9 months - 23.4%
2000, 1st 9 months - 25.2%]


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Slide 17

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EPS GROWTH IS STRONG

[EPS graph:

Compound Growth: 38%

Year ended 1995 - $0.25
Year ended 1996 - $0.35 (+37%)
Year ended 1997 - $0.48 (+38%)
Year ended 1998 - $0.70 (+43%)
Year ended 1999 - $0.92 (+32%)

1999, 1st 9 months - $0.60
2000, 1st 9 months - $0.78 (+30%)]


Slide 18

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     OPERATING AND FINANCIAL PROFILE VERY FAVORABLE

          -    Sales

               -    Excellent new product pipeline

               -    Recurring revenues one-third of total

          -    Operating Margin

               -    Leveragable capacity in place

               -    Productivity improvement

          -    Research and Development

               -    Continued company priority

               -    Advantage of critical mass

          -    Strong Cash Flow




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Slide 19

[Background image - map of the world]

[Picture of flasks and test tubes]

     SUMMARY

     - The leading global competitor in three segments of the analytical instrument industry representing $4.0 billion in annual revenues

     -    Technology leader with excellent pipeline of high value-added products

     -    Rapidly growing life science opportunity

     -    Superior financial performance

     -    Strong cash flow